TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated August 7, 2007
to the Statement of Additional Information (SAI) dated May 1, 2007

RESIGNATION OF OFFICERS

Frances Nolan and Susan S. Kozik have each resigned from their respective positions as Executive Vice President of TIAA Separate Account VA-1. Consequently, Ms. Nolan and Ms. Kozik should be removed from the list of officers on pages B-10 and B-11 of the SAI.

A11468 8/07